UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K/A

(Amendment No. 1)
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 18, 2018

Argos Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35443	56-2110007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
4233 Technology Drive, Durham, North Carolina 27704
(Address of Principal Executive Offices) (Zip Code)

(919) 287-6300
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Argos Therapeutics, Inc. (the “Company”) on January 18, 2018 (the “Original Form 8-K”). The Company is filing this Current Report on Form 8-K/A to file the correct Exhibit 3.1 in Item 9.01 of the Original Form 8-K. Due to a filing agent error, the Exhibit 3.1 that was filed with the Original Form 8-K was incorrect, and should not be used or relied upon for any purpose.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of Argos Therapeutics, Inc. (filed with the Secretary of State of the State of Delaware on January 18, 2018)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Argos Therapeutics, Inc.

Date: January 30, 2018	By:	/s/ Jeffrey D. Abbey
Jeffrey D. Abbey
President and Chief Executive Officer